Exhibit 99.2

 Targeting the Lymph Nodes to AMPlify Immunotherapy  January 2024

 Disclaimers  Forward-Looking Statements   This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, statements regarding our planned clinical programs, including planned clinical trials and the potential of our product candidates, the unmet need and potential addressable market for our product candidates, the potential clinical utility, potential benefits and market acceptance of our product candidates, the potential advantages of our product candidates over those of existing therapeutics and/or those of our competitors, the expected receipt of clinical data, the timing of initiation of our planned clinical trials, and the advancement of and funding for our developmental programs generally. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; our expected use of proceeds; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company, including in collaboration with other parties; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration or other regulatory agencies; our dependence on intellectual property; competition in the industry in which we operate; delays or disruptions due to COVID-19 or geo-political issues, including the conflicts in Ukraine and the Middle East; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. You should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission (SEC) available at www.sec.gov, including without limitation the Company's Current Report on Form 8-K filed on June 2, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and September 30, 2023, and the Company's other filings from time to time with the SEC.  2

Company Highlights

Clinical-stage biotech pioneering novel lymph node targeted cancer immunotherapies

Novel Approach to Immunotherapy

- Amphiphile or "AMP" platform traffics payloads to lymph nodes to generate robust immune responses

ELI-002: A Unique Lymph Node Targeted Vaccine

- Designed to target 7 KRAS mutations that drive ~25% of solid tumors
- Initial focus is PDAC where ELI-002 could address 88% of incident tumors

Phase 1a Clinical Data

- 84% of patients showed T cell responses with an average 58x increase in T cell numbers
- 84% of patients showed a decline in tumor biomarker, 24% having complete clearance
- Patients achieving large T cell response have an 86% decrease in risk of progression or death

Anticipated Near Term Catalysts

- Ongoing: Two Phase 1 trials with additional data available through 2024-2025
- Initiation of Phase 2 PDAC monotherapy 1Q 2024

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Pipeline

Innovative pipeline of cancer immunotherapies addressing critical unmet needs

Candidate	Target	Indications	Preclinical	Phase 1	Phase 2	Phase 3
ELI-002	mKRAS	PDAC, CRC	Ongoing	Ongoing	Planned: **PDAC**	
ELI-007	mBRAF	GI Tumors	Ongoing			
ELI-008	mTP53	GI Tumors	Ongoing			

Ongoing **Planned**

CRC: colorectal carcinoma | PDAC: Pancreatic pancreatic ductal adenocarcinoma
mKRAS: mutant Kirsten rat sarcoma | mBRAF: mutant homolog B of the Rapidly Accelerated Fibrosarcoma | mTP53: mutant tumor protein p53

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 Elicio: Amplifying Immunotherapy

 The AMP PlatformHarnessing the untapped potential of the lymph nodes for immunotherapy  6  Most immune cells are located in lymph nodes, yet these critical sites are not engaged by conventional immunotherapies  AMP promotes targeted delivery of payloads to the lymph nodes via “albumin hitchhiking”  AMP harnesses the unique biology of the lymph nodes to enhance the magnitude, potency, and durability of immune responses  Blood  Lymph  Small Molecules  Large Molecules  (e.g. Albumin)  Blood Vessel  Lymph Vessel  Lymph   Nodes  Blood  Circulation  Tissue Injection Site  Targeting Immunity in the Lymph Nodes

ELI-002 Composition

Lymph node targeted therapeutic vaccine comprised of AMP-peptides and AMP-CpG



ELI-002
AMP-mKRAS
Peptide Antigen
• 2 or 7 AMP-peptides
• CD8 and CD4 epitopes
G12X
G13X
D R V C S A
D
Albumin Binding Lipid for Lymph Node Targeting
PEG Linker
mKRAS Peptide
AMP-CpG
Adjuvant
• Potent TLR-9 immune activator
Albumin Binding Lipid for Lymph Node Targeting
CpG DNA: TLR-9 Agonist

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 Mechanism of ActionAMP immunotherapy generates an anti-tumor immune response via the lymph nodes  8  Tumor   Eradication  5  Subcutaneous   injection  1  Lymph Node  Lymph node targeting  3  Antigen Presenting Cell  Delivery to   immune cells  4  Albumin-bound Amphiphiles  Albumin-bound Amphiphiles  Endogenous Albumin  Amphiphiles  Tissue Injection Site  Albumin   binding  2  Tumor  T Cell

The mKRAS Opportunity

ELI-002 targets the 7 most common KRAS mutations driving 25% of solid tumors

Pancreatic Ductal Adenocarcinoma

ELI-002 addressable
Incidence: ~128k


88%
No KRAS mutation
Other KRAS mutations

Colorectal Cancer

ELI-002 addressable
Incidence: ~192k


36%
Other KRAS mutations
No KRAS mutation

Non-Small Cell Lung Cancer

ELI-002 addressable
Incidence: ~128k


25%
Other KRAS mutations
No KRAS mutation

Other mKRAS Opportunities


17%

Biliary Tract Cancer
Total incidence: ~40k


3-11%

Ovarian Cancer
Total incidence: ~62k

Incidence for the 7 Major Markets (MM): US, France, Germany, Italy, Spain, UK, and Japan
Sources for tumor incidence obtained from GLOBOCAN (2020). PDAC: 90% of pancreatic cancers (O'Reilly, 2021), NSCLC 84.3% of lung cancers (SEER, 2021), BTC: 15% of liver cancers + gallbladder
Sources for KRAS mutation data: Waters & Der, 2018; Ji Luo, 2021, Meng 2021; Hofmann 2022, AACR Project GENIE Registry; Froesch et al, 2022, Gordon et al, 2023

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ELI-002's Differentiated Approach to mKRAS

Early mKRAS-targeting efforts in the clinic, while promising, leave significant white space

Small Molecules Directly Inhibiting Mutant KRAS

- FDA approvals for LUMAKRAS® & KRAZATI® validate target

BUT

- Only affects one mutation (G12C), subject to multiple resistance mechanisms

Small Molecules Indirectly Inhibiting Mutant KRAS

- May affect more than one mutation

BUT

- Unlikely to affect all mutations, still subject to bypass resistance mechanisms

Vaccines Targeting Mutant KRAS

- Validates immune-targeting, and affects multiple mutations

BUT

- Poor lymph node targeting and weaker T-cell activation

elicio THERAPEUTICS — Lymph Node Targeted Vaccine vs Mutant KRAS

- 7 key mutations
- Reduced risk of resistance mechanisms
- Potent activation of immune mechanisms
- Expansion/activation of T cell response
- Promotion of anti-tumor T cell function

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 ELI-002: Clinical Development Program

ELI-002 At-a-Glance

mKRAS immunotherapy eliciting strong T cell activity leveraging the AMP platform's lymph node targeting design

2 Peptide (2P) & 7 Peptide (7P) Formulations

- 2P used in Phase 1 AMPLIFY-201 for clinical proof-of-concept while 7P CMC finalized
- Program now switches to full 7P formulation, to maximize efficacy and opportunity

AMPLIFY Clinical Program Underway

- Phase 1 AMPLIFY-201 fully enrolled with positive tumor and mechanism of action (T cell) biomarker responses correlating with clinical outcome reported
- Phase 1/2 AMPLIFY-7P enrollment underway, randomized Phase 2 in PDAC expected to start in 2024

Distinct Clinical & Operational Advantages

- Vs comparable vaccines including targeting driver mutations and "off-the-shelf"

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AMPLIFY-201 Study Overview

Phase 1 dose-ranging study to assess safety and efficacy of ELI-002 2P as adjuvant treatment in patients who completed standard therapy and have molecular disease

CLINICAL PROGRAM OVERVIEW: NCT04853017

Key Criteria

- ✓ mKRAS G12D / R – aligned to 2 peptide formulation
- ✓ No metastatic disease after locoregional treatment
- ✓ No radiographic evidence of disease (NED)
- ✓ High risk of relapse (MRD+ ctDNA/serum biomarkers)

Baseline Characteristics

25 patients enrolled across 5 dose cohorts,
23 evaluable at database cutoff (4/25/2023)

- **Advanced:** 68% had stage III or oligometastatic resected stage IV disease
- **Pre-treated:** All received prior chemo and surgery, 28% had prior radiation

Study Schema

Local Therapy (e.g., Surgery, Chemo)

↓ 1-2 months

Prime (6 doses over 8 weeks)

↓ 3 months

Boost (4 doses over 4 weeks)

↓ 2 months

20-Months Follow-up

Basket Trial Enrollment

Indication	n
Pancreatic Ductal Adenocarcinoma (PDAC)	n=20
Colorectal Cancer (CRC)	n=5

Endpoints

- Safety
- Maximum Tolerated Dose (MTD) or RP2D
- ctDNA/serum biomarker change from baseline
- Immunological Responses
- Relapse Free Survival (RFS)

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AMPLIFY-201: Tumor Biomarker Responses

Robust responses observed across tumor types and KRAS mutations with ELI-002 monotherapy

Tumor Biomarker Responses

- **24% of patients (6/25) showed <u>complete clearance</u> of ctDNA**
- Most patients (84%, 21/25) showed decline from baseline in ctDNA or CEA/CA19-9 levels
- 44% (11/25) showed a >30% reduction in biomarker levels
- Waterfall displays best response of ctDNA or serum tumor biomarker

AMPLIFY-201 Waterfall Plot: Biomarker Reduction/Clearance



Best Overall Biomarker Response (% of Baseline)
100
75
50
25
0
-25
-50
-75
-100
280 90 38 22 -2 -2 -9 -11 -11 -17 -18 -26 -28 -28 -43 -44 -47 -50 -76 -100 -100 -100 -100 -100 -100
1 2 3 4 6 17 7 25 8 23 9 24 5 10 11 13 14 12 15 18 22 16 20 19 21
Tumor Type
P P P P P P C P P P P P P P P C P P P P P C P C C
KRAS
D D D D D D D R R D D D D D D D R D R D D D R D D
Biomarker
Cohort 1: 0.1 mg
Cohort 2: 0.5 mg
Cohort 3: 2.5 mg
Cohort 4: 5.0 mg
Cohort 5: 10.0 mg
P PDAC
C CRC
D G12D
R G12R
ctDNA
CEA / CA19-9

** Patient biopsied, exhibited T cell infiltration and continued study treatment*
S Patient underwent splenectomy

Data cutoff 6-Sept-23

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 AMPLIFY-201: 84% patients generated mKRAS specific T Cells  15  84% of patients showed T cell responses  100% in two highest dose cohorts, including at the RP2D (10 mg)  58x average fold-change in T cell numbers from baseline (median 13x; range 2-423x)  T cells detectable by standard directex vivo FluoroSpot and flow cytometry, with no expansion required  AMP-CpG   Dose Level   ex vivo T cell response   (n, %)  Average fold-change  0.1 mg  2/3 (67%)  30  0.5 mg  4/6 (67%)  101  2.5 mg  4/5 (80%)  113  5.0 mg  5/5 (100%)  19  10.0 mg  6/6 (100%)  36  Total  21/25 (84%)  58  Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period.   Data cutoff 6-Sept-23  Median = 13x  AMPLIFY-201 T Cell Fold-Changes by Dose Level  mKRAS T Cell Responses  Baseline  Max Response  Direct Ex Vivo T Cell Response  Response per Dose Level

AMPLIFY-201: T Cell Fold-Change Predicts Tumor Biomarker Response

All patients with T cell responses over median showed tumor biomarker response

mKRAS T Cell Response ➤ Tumor Biomarker Response

- **Strength of T cell response to ELI-002 is strongly correlated to tumor biomarker response**
- 100% of the above median T cell group respond to ELI-002; in the below median group 67% (8/12) respond to ELI-002
- All (100%) of the observed tumor biomarker clearances (6/6) are in the above median T cell group
- Statistically significant, p-value per Mann Whitney Test (*P* < 0.0014)

Best Overall Tumor Biomarker Response



Clearance
Reduction
Non-Responder
Best Overall Biomarker Response (% of Baseline)
300
200
100
0
-100
P = 0.0014
≥ Median
< Median
T Cell Response (Fold change from baseline)

Data cutoff 6-Sept-23

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AMPLIFY-201: Majority of Above Median T Cell Responders Include CD4+ and CD8+

Above median mKRAS-specific T cell response correlates to improved clinical outcome

mKRAS T Cell Response ➤ Clinical Response

- **Strength of T cell response to ELI-002 is correlated to tumor response and duration of ELI-002 administration**
- Patients with both CD4 and CD8 T cell responses have favorable clinical outcomes



Biomarker Non-responder
Biomarker Reduction
Biomarker Clearance
Surgery
Prime Immunization Complete
Boost Immunization Complete
Subsequent Therapy
iCPD
RFS Censor Date
Death
On Treatment
Ongoing Follow-up
Cohort
ctDNA
CA19-9 / CEA
G12D
G12R
PDAC
CRC
T Cells
≥ Median
< Median
CD4
CD8
no ICS
Weeks After Surgery
Weeks on Study

Data cutoff 6-Sept-23

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AMPLIFY-201: Above Median T Cell Responders Median RFS Significantly Prolonged

86% reduction in the risk of progression or death in above median T cell responders

mKRAS T Cell Response ➤ Clinical Response

- At a median follow up of 8.5 months, median RFS was not reached for above median T cell responders[1] compared to 4.01 months among below median T cell responders (**HR 0.14**, 95% CI 0.03-0.63, P=0.0167)
- **86% Reduction in Risk of Progression or Death in T cell responders to ELI-002**
- Median overall survival was not reached for either group

[1] Above median T cell responder: T cell response ≥ median increase of 12.75

Database cutoff 6-Sept-23

Relapse-free Survival



≥ Median T Cell Response (n = 13)
< Median T Cell Response (n = 12)
P = 0.0167
HR: 0.14 (0.03 – 0.63)
Median RFS: not reached
Median RFS: 4.01 months
Relapse-free Survival (%)
100
75
50
25
0
0
3
6
9
12
15
18
Months

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AMPLIFY-201: Safety & Tolerability

ELI-002 was well tolerated at all dose levels, with no DLTs or SAEs

ELI-002 Safety / Tolerability

- **No Grade 3/4 TEAEs, no CRS, no DLTs at time of data cutoff (6-Sept-2023)**
- 11/25 (44%) had Grade 1 or 2 AEs
- 3/25 (12%) had injection site reactions
- 10 mg dose selected as RP2D for Phase 1/2 AMPLIFY-7P study

TEAE: Treatment Emergent Adverse Event | CRS: Cytokine release syndrome | DLT: Dose-limiting toxicity | SAE: Serious adverse event | RP2D: Recommended Phase 2 Dose

	Cohort 1 (0.1 mg) n = 3	Cohort 2 (0.5 mg) n = 6	Cohort 3 (2.5 mg) n = 5	Cohort 4 (5.0 mg) n = 5	Cohort 5 (10.0 mg) n = 6	Overall n = 25
Adverse Event Term[a]						
Patients with Any Related TEAE, n (%)	1 (33.3)	3 (50.0)	2 (40.0)	2 (40.0)	4 (66.7)	12 (48.0)
Fatigue	0	2 (33.3)	2 (40.0)	1 (20.0)	1 (16.7)	6 (24.0)
Injection site reaction*	1 (33.3)	1 (16.7)	0	2 (40.0)	0	4 (16.0)
Myalgia	0	0	0	1 (20.0)	2 (33.3)	3 (12.0)
Anemia	1 (33.3)	0	1 (20.0)	0	0	2 (8.0)
Headache	1 (33.3)	1 (16.7)	0	0	0	2 (8.0)
Hot flush	0	1 (16.7)	0	0	1 (16.7)	2 (8.0)
Nasal congestion	0	1 (16.7)	0	1 (20.0)	0	2 (8.0)
Nausea	1 (33.3)	0	0	1 (20.0)	0	2 (8.0)

TEAE: Treatment Emergent Adverse Events with incidence ≥ 5%; data cutoff 6-Sept-2023
[a] Preferred terms per the Medical Dictionary for Regulatory Activities, version 25.0
*Injection Site Reaction = Injection Site Erythema, Injection Site Induration, Injection Site Swelling, Contusion, Pruritis

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AMPLIFY-201: T Cell Tumor Infiltration

Preliminary clinical evidence shows dense T cell tumor infiltration following ELI-002 therapy

T Cell Tumor Infiltration

- **72 T cells/hpf at time of progression,**
  29x the expected 2-3 T cells / hpf in PDAC [1]
- T cell tumor infiltration was associated with complete ctDNA clearance in this patient
- T cell tumor infiltration has been associated with increased survival in pancreatic cancer [2]

Hpf: High-powered field

[1] Ademmer 1988 Clin Exp Immunol 112:21
[2] Ino, Y., Yamazaki-Itoh, R., Shimada, K. et al. Immune cell infiltration as an indicator of the immune microenvironment of pancreatic cancer. Br J Cancer 108, 914–923 (2013). https://doi.org/10.1038/bjc.2013.32

Tumor Biopsy: CD3 Immunohistochemistry



Tumor Biopsy CD3 Immunohistochemistry: T Cell Receptor (brown)
Pancreatic tumor, 2.5 mg dose level

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AMPLIFY-201: Clinical Data Summary

ELI-002 monotherapy generates robust immune response that correlates with clinical benefit

Well Tolerated No Dose Limiting Toxicity

- No Grade 3/4 TEAEs, no CRS, No DLTs; 11/25 (44%) had Grade 1 or 2 AEs

Promising Preliminary Data

- Significant reduction in risk of progression or death with large T cell response
- Tumor biomarker reductions, clearance across different tumor types and KRAS mutations
- T cell response strongly correlates with tumor biomarker reduction/clearance and relapse free survival benefit

Robust mKRAS T Cell Responses

- T cell response and tumor infiltration observed in AMPLIFY-201 historically associated with survival in PDAC
- Able to generate KRAS-specific CD4+ and CD8+ response in majority of patients with large T cell response
- Among evaluable patients 100% of patients maintained elevated KRAS-specific T cell response post-boost
- 90% of patients developed T cell responses to two or more KRAS antigens

RP2D Selected

- AMPLIFY-7P IDMC has recommended the phase 2 dose of ELI-002 7P
- Randomized PDAC Phase 2 next portion of study to open (Q1 2024)

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ELI-002 Differentiation*

Distinct clinical and operational advantages over comparable cancer vaccines

			Anti-Tumor Immune Responses	Clinical Programs In Early Disease	Lymph Node Engagement	Exclusively Targeting KRAS Mutations	"Off-the-Shelf"
Shared KRAS Neoantigen Vaccines	elicio THERAPEUTICS	**ELI-002**	✓	✓	✓	7	✓
	gritstone	SLATE-KRAS	✓	-	-	4	✓
Personalized Neoantigen Vaccines	gritstone	GRANITE	✓	-	-	-**	-
	BIONTECH	Autogene-cevumeran	✓	✓	-	-**	-
	moderna	mRNA-4157	✓	✓	-	-**	-
			Immunogenicity against tumor neoantigens	Activates immune system while still strong	Enhanced immune responses, no spleen requirement	Broadest coverage vs driver mutations, limits resistance	Fast, predictable, lower cost, no manufacturing risk ***

** Based on publicly available information*
*** Personalized neoantigen vaccines encode for multiple neoantigens which may or may not include KRAS neoantigens, but do not exclusively target KRAS driver mutations*
**** No risk associated with 'just-in-time' manufacturing that impacts availability; Product candidates not evaluated in a head-to-head study; comparisons based on public information*
KRAS mutations targeted: Elicio 7P: G12D, G12R, G12V, G12C, G12A, G12S, G13D, SLATE: G12C, G12D, G12V, Q61H

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Continuing Execution Momentum into 2024  23  AMPLIFY-201 Updated Clinical data (1Q-2024)  AMPLIFY-7P PDAC Phase 2 Initiation (1Q-2024)  AMPLIFY-7P Phase 1a data (1H-2024)  AMPLIFY-201 Clinical Immune (1H-2024)   Response follow up   2024 Anticipated Milestones  2023 Accomplishments  AMPLIFY-201 Completed Phase 1a enrollment  AMPLIFY-7P Initiated Phase 1a study  AMPLIFY-201 Presented Preliminary Safety, Immune and Biomarker Response data from Phase 1a study (ASCO)  Received second GIRF grant to fund p53/ BRAF program  AMPLIFY-201 Presented T Cell response and Relapse Free Survival data (AACR Special Conference Pancreas)  Presented positive preclinical data for p53 / BRAF program (SITC)  Presented AMPLIFY-201 Immune Response durability data (SITC)

 Targeting the Lymph Nodes to AMPlify Immunotherapy  January 2024